UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 4, 2011

Geeknet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11216 Waples Mill Road, Suite 100
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

(877) 433-5638
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On May 4, 2011, Geeknet, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the first quarter of its 2011 fiscal year, which ended March 31, 2011.  A copy of the Press Release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2011 (the "Initial 8-K Filing").

The Company is filing this Amendment No. 1 to the Initial 8-K Filing (this “Amendment”) solely to correct typographical errors in the Consolidated Statement of Cash Flows contained in the Press Release. The typographical errors were the incorrect labeling of the line items for Accrued Restructuring Liabilities, Accrued Liabilities and Other and Deferred Revenue. A copy of the Press Release, as corrected, is attached as Exhibit 99.1 to this report and incorporated by reference.

Except as specifically described above, there are no changes or modifications to the Press Release or the Initial 8-K Filing, including the financial information reported therein.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Corrected Press Release issued by Geeknet, Inc. on May [6], 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Kathryn McCarthy
Kathryn McCarthy Executive Vice President and Chief Financial Officer

Date:  May 6, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected Press Release issued by Geeknet, Inc. on May [6], 2011